UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2011

Kaiser Federal Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34979	26-1500698
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA 91724
(Address of principal executive offices)

(626) 339-9663
Registrant's telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On February 2, 2011, Kaiser Federal Financial Group Inc. issued a press release disclosing its December 31, 2010 financial results.

A copy of the press release is included as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

ITEM 9.01.  Financial Statements and Exhibits.

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
	99.1	Press release dated February 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KAISER FEDERAL FINANCIAL GROUP, INC.

Date: February 2, 2011	By:	/s/ K. M. Hoveland
K. M. Hoveland
President and Chief Executive Officer